Exhibit 99.1

AIRSPAN ANNOUNCES DELISTING FROM NYSE AMERICAN

BOCA RATON, Fla., April 4, 2024 – Airspan Networks Holdings Inc. (NYSE American: MIMO) (“Airspan” or the “Company”), a provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN, private network and air-to-ground connectivity solutions, today announced that it received notification from NYSE Regulation, Inc. (“NYSE Regulation”) that NYSE Regulation has initiated proceedings to delist the Company’s common stock from NYSE American. Trading of the Company’s common stock has been suspended, effective April 1, 2024, and it does not intend to appeal NYSE Regulation’s determination.

NYSE Regulation determined that the Company’s common stock is no longer suitable for listing and will commence delisting proceedings pursuant to Section 1003(c)(iii) of the NYSE American Company Guide.

About Airspan

Airspan Networks Holdings Inc. is a U.S.-based provider of groundbreaking, disruptive software and hardware for 5G networks, and a pioneer in end-to-end Open RAN solutions that provide interoperability with other vendors. As a result of innovative technology and significant R&D investments to build and expand 5G solutions, Airspan believes it is well-positioned with 5G indoor and outdoor, Open RAN, private networks for enterprise customers and industrial use applications, fixed wireless access (FWA), Air-To-Ground, Neutral Host Networks and Utilities solutions to help mobile network operators of all sizes deploy their networks of the future, today. With over one million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the potential outcome and timing of the delisting of the Company’s common stock, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Any such forward-looking statements are based upon the current beliefs and expectations of Airspan’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Airspan’s control.

Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Airspan’s control. For further information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Airspan’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the US Securities and Exchange Commission. All information set forth herein speaks only as of the date hereof in the case of information about Airspan or the date of such information in the case of information from persons other than Airspan, and Airspan disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Contacts

Media:

Jonathan Gasthalter/Mark Semer/Grace Cartwright

Gasthalter & Co.

(212) 257-4170

Airspan@gasthalter.com

Investor Relations:

Brett Scheiner

561-893-8660

IR@airspan.com